================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2000

                         COMMISSION FILE NUMBER 1-07149

                           INTERNET LAW LIBRARY, INC.
                 (Exact name of Company as specified in charter)


             DELAWARE                                82-0277987
  (State or other jurisdiction of                  (IRS Employer
   incorporation or organization)                Identification No.)


4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS                     77041
  (Address of principal executive offices)                      (Zip Code)

                  Registrant's telephone number: (281) 600-6000

================================================================================

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective February 28, 2000, Harper & Pearson Company (the "Predecessor Accountant") was dismissed as the independent auditors for Internet Law Library, Inc. (the "Company"), and Arthur Andersen LLP (the "Successor Accountant") was appointed as the Company's new independent accountants. The Predecessor Accountant has audited the Company's accounts since June 30, 1996. In March 1999, the Company acquired National Law Library, Inc., ("National Law") in a transaction accounted for as a reverse acquisition with National Law treated as the accounting acquirer. As a result of this transaction, the Company's most recently audited consolidated financial statements are for the period from the inception of National Law on November 30, 1998 to June 30, 1999 ("Inception to June 30, 1999").

         For the period Inception to June 30, 1999, and for the year ended June 30, 1998, the Predecessor Accountant's reports did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Audit Committee of the Company's Board of Directors recommended this action and it was approved by the Board of Directors on February 28, 2000.

         During the periods Inception to June 30, 1999, the one year ended June 30, 1998, and the subsequent interim period ended April 5, 2000, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such periods.

         The Company has authorized the Predecessor Accountant to respond fully to the inquiries of the Company's Successor Accountant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
No.               Description
-------           -----------
16.1              Letter, dated April 5, 2000, from Harper & Pearson Company to the Securities and Exchange Commission.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERNET LAW LIBRARY, INC.




Date:  April 5, 2000                        By:   /s/ Hunter M. A. Carr
                                               --------------------------
                                                      Hunter M.A.Carr
                                                      President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
No.               Description
-------           -----------
16.1              Letter, dated April 5, 2000, from Harper & Pearson Company to the Securities and Exchange Commission.
